Driven Brands Announces Closing of Sale of U.S. Car Wash Business CHARLOTTE, N.C., (BUSINESS WIRE) April 10, 2025 -- Driven Brands Holdings Inc. (NASDAQ: DRVN) (“Driven Brands” or the “Company”) today announced the completion of the sale of its U.S. car wash business to Express Wash Operations, LLC dba Whistle Express Car Wash (“Whistle”). “The completion of this transaction marks an important milestone for Driven Brands, enabling us to focus on our industry-leading Take 5 Oil Change business underpinned by our stable, cash- generating franchise businesses,” said Jonathan Fitzpatrick, President and Chief Executive Officer. “I want to thank everyone involved for their hard work in completing this transaction. We are confident this disposition will better position the company to execute on our strategic initiatives.” Under the terms of the agreement, Whistle paid Driven Brands approximately $255 million in cash and delivered to Driven Brands a negotiable interest-bearing seller note in the principal amount of $130 million. Final proceeds are subject to customary post-closing adjustments and payment of transaction-related fees and expenses. Cash proceeds from the transaction will be used to pay down debt as the Company works to achieve 3x or less net leverage by the end of 2026. In fiscal year 2025, the Company plans to report the results of the U.S. car wash business as discontinued operations. Advisors William Blair & Company, L.L.C. served as financial advisor to Driven Brands, and Latham & Watkins LLP served as legal advisor. About Driven Brands Driven Brands™, headquartered in Charlotte, NC, is the largest automotive services company in North America, providing a range of consumer and commercial automotive services, including paint, collision, glass, vehicle repair, oil change, maintenance and car wash. Driven Brands is the parent company of some of North America’s leading automotive service businesses including Take 5 Oil Change ®, Meineke Car Care Centers®, Maaco®, 1-800-Radiator & A/C®, Auto Glass Now®, and CARSTAR®. At the end of Fiscal Year 2024, Driven Brands had 5,200 locations across 14 countries and serviced approximately 70 million vehicles. In 2024, Driven Brands’ network generated approximately $2.3 billion in annual revenue from approximately $6.5 billion in system-wide sales. Disclosure Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this press release, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management, and expected market growth are forward-looking statements. In particular, forward-looking statements include, among other things, statements relating to: (i) our ability to realize the value of the seller note; (ii) potential post-closing obligations and liabilities; (iii) our strategy, outlook and growth prospects; (iv) our operational and financial targets and dividend policy; (v) general economic trends and trends in the industry and markets; and (vi) the competitive environment in which we operate. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions, and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. It is not possible to predict or identify all such risks. These risks include, but are not limited to, the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 28, 2024 and in our other filings with the Securities and Exchange Commission, which are available on its website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Contacts Shareholder/Analyst inquiries: Dawn Francfort ICR, Inc. investors@drivenbrands.com (203) 682-8200 Media inquiries: Taylor Blanchard taylor.blanchard@drivenbrands.com (704) 644-8129